UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of report) September 12, 2013

(Date of earliest event reported) September 9, 2013

ONEOK PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement

On September 9, 2013, ONEOK Partners, L.P., a Delaware limited partnership (the “Partnership”) and ONEOK Partners Intermediate Limited Partnership, a Delaware limited partnership and a wholly-owned subsidiary of the Partnership (the “Guarantor”), entered into an underwriting agreement (the “Underwriting Agreement”) with RBS Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as representatives (the “Representatives”) of the several underwriters named therein (the “Underwriters”), with respect to the issuance and sale by the Partnership of (i) $425 million aggregate principal amount of the Partnership’s 3.200% senior notes due 2018 (the “2018 Notes”), (ii) $425 million aggregate principal amount of the Partnership’s 5.000% senior notes due 2023 (the “2023 Notes”) and (iii) $400 million aggregate principal amount of the Partnership’s 6.200% senior notes due 2043 (the “2043 Notes” and collectively with the 2018 Notes and the 2023 Notes, the “Notes”).

The Underwriting Agreement contains customary representations, warranties and agreements by the Partnership and the Guarantor, and customary conditions to closing, indemnification obligations of both the Partnership and the Guarantor, on the one hand, and the Underwriters, on the other hand, including for liabilities under the Securities Act of 1933, as amended (the “Act”), obligations of the parties and termination provisions. The Partnership also agreed not to offer or sell certain debt securities until October 9, 2013 without the prior written consent of the Representatives. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The Partnership registered the sale of the Notes with the Securities and Exchange Commission (the “Commission”) pursuant to a Registration Statement on Form S-3 (Registration No. 333-183287) filed on August 13, 2012 (the “Registration Statement”). On September 12, 2013, the Partnership completed the underwritten public offering (the “Offering”) of the Notes. The Partnership intends to use the net proceeds from the Offering of approximately $1.24 billion, after deducting underwriting discounts and offering expenses, to repay amounts outstanding under its $1.2 billion commercial paper program, and for general partnership purposes.

Indenture, Supplemental Indenture and Notes

The terms of the Notes are governed by the Indenture, dated as of September 25, 2006 (the “Indenture”), between the Partnership and Wells Fargo Bank, N.A., as trustee (the “Trustee”), as supplemented by the Tenth Supplemental Indenture with respect to the 2018 Notes (the “Tenth Supplemental Indenture”), the Eleventh Supplemental Indenture with respect to the 2023 Notes (the “Eleventh Supplemental Indenture”) and the Twelfth Supplemental Indenture with respect to the 2043 Notes (the “Twelfth Supplemental Indenture”), each of which is dated September 12, 2013.

The Indenture was filed as Exhibit 4.1 to a Form 8-K filed with the Securities and Exchange Commission on September 26, 2006 and is incorporated herein by reference. The Tenth Supplemental Indenture with respect to the 2018 Notes, the Eleventh Supplemental Indenture with respect to the 2023 Notes and the Twelfth Supplemental Indenture with respect to the 2043 Notes are each filed herewith as Exhibits 4.2, 4.3 and 4.4, respectively, and are each incorporated herein by reference. The form of the 2018 Notes, the 2023 Notes and the 2043 Notes are each filed herewith as Exhibits 4.5, 4.6, and 4.7, respectively, and are each incorporated herein by reference. In addition, the legal opinion related to the 2018 Notes, the 2023 Notes, the 2043 Notes and the Guarantees related thereto is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Affiliations

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. The Underwriters and their respective affiliates have provided in the past and may provide from time to time in the future certain commercial banking, financial advisory, investment banking and other services for the Partnership for which they will receive customary fees. Affiliates of the Representatives and certain of the other Underwriters are lenders under the Partnership’s $1.2 billion revolving credit agreement. Citigroup Global Markets Inc. is also a manager under the Partnership’s $300 million “at the market” equity program. Affiliates of certain of the Underwriters hold the Partnership’s common units. Certain of the Underwriters and their respective affiliates may from time to time act as dealers under the Partnership’s $1.2 billion commercial paper program and, to the extent that they or their affiliates hold such commercial paper, are entitled to receive their respective share of any repayment by the Partnership of amounts outstanding thereunder. As is described above, some of the net proceeds of this offering may be used to pay down borrowings under the Partnership’s $1.2 billion commercial paper program.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included under “Indenture, Supplemental Indenture and Notes” in Item 1.01 above is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

The Partnership issued a news release on September 9, 2013, attached hereto as Exhibit 99.1, announcing the pricing of the Notes. This information is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statement under the Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated September 9, 2013, among ONEOK Partners, L.P. and ONEOK Partners Intermediate Limited Partnership and RBS Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of September 25, 2006, among ONEOK Partners, L.P. and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on September 26, 2006).

4.2	Tenth Supplemental Indenture, dated September 12, 2013, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A., as trustee, with respect to the 3.200% Senior Notes due 2018 (the “2018 Notes”).

4.3	Eleventh Supplemental Indenture, dated September 12, 2013, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A., as trustee, with respect to the 5.000% Senior Notes due 2023 (the “2023 Notes”).

4.4	Twelfth Supplemental Indenture, dated September 12, 2013, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A., as trustee, with respect to the 6.200% Senior Notes due 2043 (together with the 2018 Notes and 2023 Notes, the “Notes”).

4.5	Form of Senior Note due 2018 (included in Exhibit 4.2 above).

4.6	Form of Senior Note due 2023 (included in Exhibit 4.3 above).

4.7	Form of Senior Note due 2043 (included in Exhibit 4.4 above).

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP regarding the Notes’ validity.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (contained in Exhibit 5.1 hereto).

99.1	News release of ONEOK Partners, L.P. announcing the pricing of its public offering of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P.

	By:	ONEOK Partners GP, L.L.C., its General Partner

Date: September 12, 2013	By:	/s/ Derek S. Reiners
Senior Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated September 9, 2013, among ONEOK Partners, L.P. and ONEOK Partners Intermediate Limited Partnership and RBS Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of September 25, 2006, among ONEOK Partners, L.P. and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on September 26, 2006).

4.2	Tenth Supplemental Indenture, dated September 12, 2013, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A., as trustee, with respect to the 3.200% Senior Notes due 2018 (the “2018 Notes”).

4.3	Eleventh Supplemental Indenture, dated September 12, 2013, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A., as trustee, with respect to the 5.000% Senior Notes due 2023 (the “2023 Notes”).

4.4	Twelfth Supplemental Indenture, dated September 12, 2013, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A., as trustee, with respect to the 6.200% Senior Notes due 2043 (together with the 2018 Notes and 2023 Notes, the “Notes”).

4.5	Form of Senior Note due 2018 (included in Exhibit 4.2 above).

4.6	Form of Senior Note due 2023 (included in Exhibit 4.3 above).

4.7	Form of Senior Note due 2043 (included in Exhibit 4.4 above).

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP regarding the Notes’ validity.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (contained in Exhibit 5.1 hereto).

99.1	News release of ONEOK Partners, L.P. announcing the pricing of its public offering of the Notes.